SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): January 9th, 2006

                          Commission File No. 000-49628

                           TELEPLUS ENTERPRISES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

            Nevada                                          90-0045023
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

       7575 Transcanadienne, Suite 305, St-Laurent, Quebec, Canada H4T 1V6
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                    (Address of principal executive offices)

                                  514-344-0778
                            -------------------------
                            (Issuer telephone number)

            465 St. Jean, Suite 601, Montreal, Quebec, Canada H2Y 2R6
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                            (Former Name and Address)

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ITEM 8.01. OTHER EVENTS.

LEAD REFERRAL AGREEMENT WITH INPHONIC, INC.:

      On December 29, 2005, concurrently with the purchase by Teleplus Wireless, Corp. ("TelePlus Wireless"), a subsidiary of TelePlus Enterprises, Inc. ("TelePlus"), from Star Number, Inc. ("SNI"), a wholly-owned subsidiary of InPhonic, Inc. ("InPhonic"), of certain assets related to its Liberty Wireless business, TelePlus Wireless entered into a lead referral agreement with InPhonic (the "Lead Referral Agreement"). Under the terms of the Lead Referral Agreement, InPhonic shall deliver weekly to TelePlus Wireless lead lists for at least 25,000 potential customers. The lead lists shall be comprised of customers of InPhonic who place post-paid orders for wireless phone service through InPhonic's website for a wireless subscription plan and for whom processing of the order is suspended due to an exception during the risk assessment check. These lead lists will allow TelePlus Wireless to further develop the customer base of the recently-acquired Liberty Wireless business by offering to those customers pre-paid wireless service under the "Liberty" brand.

      Initial delivery of the lead lists will occur on February 15, 2006. By no later than March 31, 2006, the lead lists will be delivered by InPhonic on a daily basis. In consideration for the lead lists, TelePlus Wireless shall pay InPhonic US$1 per lead. TelePlus Wireless reserves the right to temporarily suspend delivery of the lead lists or request that InPhonic deliver less than 25,000 leads in any week

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits:

      10.1  the Lead Referral Agreement

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Teleplus Enterprises, Inc.

January 9, 2006              /s/ Marius  Silvasan
                             --------------------------
                             Marius Silvasan
                             Chief Executive Officer


January 9, 2006              /s/ Robert Krebs
                             --------------------------
                             Robert Krebs
                             Chief Financial Officer


January 9, 2006              /s/ Tom Davis
                             --------------------------
                             Tom Davis
                             Chief Operating Officer


January 9, 2006              /s/ Kelly McLaren
                             --------------------------
                             Kelly McLaren
                             President